Decommissioning obligations	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Decommissioning obligations
17.	Decommissioning obligations

	Year Ended December 31,
	2018	2017

Opening carrying amount	$125,721	$118,903
Changes in estimates and new estimated cash flows	769	1,966
Accretion of present value discount	5,075	4,852
	$131,565	$125,721

All decommissioning obligations relate to Oyu Tolgoi. Reclamation and closure costs have been estimated based on the Company’s interpretation of current regulatory requirements and other commitments made to stakeholders, and are measured as the net present value of future cash expenditures upon reclamation and closure.

Estimated future cash expenditures of $273.7 million (December 31, 2017—$266.5 million) have been discounted from an anticipated closure date of 2055 to their present value at a real rate of 2.0% (December 31, 2017—2.0%).